LONG TERM DEBT	12 Months Ended
Dec. 31, 2014
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
5.	LONG TERM DEBT

Credit Facility:
On December 19, 2013, the Company entered into a $60.0 million revolving credit facility (“Credit Facility”) with a syndicate of lenders in order to secure available liquidity for general corporate purposes. Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin and the Company pays a commitment fee on any undrawn amounts. The credit facility matures in December 2018.

Borrowings under the Credit Facility are currently secured by first priority mortgages on four of the Company’s vessels and assignments of earnings and insurance. Under the Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum value adjusted amount of equity (ii) a minimum value adjusted equity ratio (iii) a minimum level of liquidity (iv) a positive working capital. The Credit Facility also includes customary events of default, including non-payment, breach of covenants, insolvency, cross defaults and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy so long as it is not in default.

In connection with the establishment of the Credit Facility the Company incurred $765,000 in deferred financing cost that was included in Accrued Liabilities as of December 31, 2013, due to subsequent payment in 2014.

At the end of 2014 and 2013 the Company had $0.0 million drawn, and $60.0 million available under its Credit Facility arrangement.

The Company was in compliance with its loan covenants as of December 31, 2013 and December 31, 2014.

In March 2015 the Company expanded its 2013 Credit Facility from $60.0 million to $150.0 million. The new maturity of the credit facility is March 2020.